                       MERCANTILE BANCORPORATION INC.
                HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

                     Financial Statements and Schedules

                         December 31, 1995 and 1994

                 (With Independent Auditors' Report Thereon)

                       MERCANTILE BANCORPORATION INC.
                HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

                      Table of Contents and Definitions


Table of Contents:
   Independent Auditors' Report

   Statement of Assets Available for Plan Benefits, December 31, 1995

   Statement of Assets Available for Plan Benefits, December 31, 1994

   Statement of Changes in Assets Available for Plan Benefits, Year ended
     December 31, 1995

   Statement of Changes in Assets Available for Plan Benefits, Year ended
     December 31, 1994

   Notes to Financial Statements, December 31, 1995 and 1994

                                                                                  Schedule
                                                                                  --------
   Item 27a:
     Schedule of Assets Held for Investment Purposes, December 31, 1995              1

     Schedule of Assets Which Were Both Acquired and Disposed of
       Within the Plan Year                                                         <F*>

   Item 27b - Schedule of Loans or Fixed Income Obligations in Default              <F*>

   Item 27c - Schedule of Leases in Default or Classified as Uncollectible          <F*>

   Item 27d - Schedule of Reportable Transactions, Year ended
     December 31, 1995                                                               2

   Item 27e - Schedule of Nonexempt Transactions With Parties-in-interest           <F*>

<F*>There were no assets which were both acquired and disposed of within the plan year ended December 31, 1995 which require separate disclosure, no nonexempt transactions with parties-in-interest during the year ended December 31, 1995, and no loans, fixed income obligations, or leases in default or classified as uncollectible at December 31, 1995.


Definitions:
   Plan                  -    Mercantile Bancorporation Inc. Horizon Investment
                              and Savings Plan and Trust

   Plan Administrator    -    Mercantile Employee Benefits Committee

   Trustee               -    Mercantile Bank of St. Louis N.A.

   ERISA                 -    Employee Retirement Income Security Act of 1974

                          Independent Auditors' Report
                          ----------------------------

Mercantile Employee Benefits Committee
Mercantile Bancorporation Inc.
   Horizon Investment and Savings Plan and Trust:

We have audited the statements of assets available for plan benefits of the Mercantile Bancorporation Inc. Horizon Investment and Savings Plan and Trust as of December 31, 1995 and 1994, and the related statements of changes in assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets available for plan benefits as of December 31, 1995 and 1994, and the changes in assets available for plan benefits for the years then ended in conformity with generally accepted accounting principles.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information included in Schedules 1 and 2 is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The fund information in the statement of changes in assets available for plan benefits is presented for purposes of additional analysis rather than to present the changes in assets available for plan benefits of each fund. The supplemental schedules and fund information have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.



                                                 s/KPMG PEAT MARWICK LLP


June 14, 1996


                                        MERCANTILE BANCORPORATION INC.
                                HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

                                Statement of Assets Available for Plan Benefits

                                              December 31, 1995
                                                                Participant-Directed Funds
                                           -----------------------------------------------------------------------
                                                           Growth &        Government       Money         Emerging
                                           Balanced         Income        & Corporate       Market         Growth
                                             Fund            Fund          Bond Fund         Fund           Fund
                                             ----            ----          ---------         ----           ----
Total non-interest-bearing cash          $        500             416            332           -                416

Receivables:
   Employer contributions                       -               -              -               -              -
   Income                                         233             298         40,588          41,958            117
                                         ------------      ----------      ---------       ---------      ---------
     Total receivables                            233             298         40,588          41,958            117
                                         ------------      ----------      ---------       ---------      ---------

General investments:
   Interest-bearing cash (including
     money market funds)                       49,792         117,142         27,861       8,526,761         58,363
   Certificates of deposit                      -               -              -             116,031          -
   Loans to participants                        -               -              -               -              -
   Value of interest in registered
     investment companies                  17,809,662      24,444,078      5,934,925           -          6,145,390
   Other                                        -               -              -               -              -
                                         ------------      ----------      ---------       ---------      ---------
     Total general investments             17,859,454      24,561,220      5,962,786       8,642,792      6,203,753
                                         ------------      ----------      ---------       ---------      ---------
     Total non-interest-bearing
        cash, receivables, and
        general investments                17,860,187      24,561,934      6,003,706       8,684,750      6,204,286

Employer-related investments - employer
   securities                                   -               -              -               -              -
                                         ------------      ----------      ---------       ---------      ---------
     Assets available for plan
        benefits                         $ 17,860,187      24,561,934      6,003,706       8,684,750      6,204,286
                                         ============      ==========      =========       =========      =========


                                                  Participant-Directed Funds
                                                 -----------------------------      Non-Par-
                                                  Mercantile         Inter-        ticipant-
                                                     Stock          national        Directed
                                                     Fund             Fund           Funds
                                                 (see note 8)     (see note 8)    (see note 8)          Total
                                                 ------------     ------------    ------------          -----
Total non-interest-bearing cash                        -               -              20,908             22,572

Receivables:
   Employer contributions                          4,674,885           -               -              4,674,885
   Income                                            602,171              56             926            686,347
                                                  ----------       ---------       ---------        -----------
     Total receivables                             5,277,056              56             926          5,361,232
                                                  ----------       ---------       ---------        -----------

General investments:
   Interest-bearing cash (including
     money market funds)                             858,759          25,584         242,354          9,906,616
   Certificates of deposit                             -               -               -                116,031
   Loans to participants                               -               -           4,776,924          4,776,924
   Value of interest in registered
     investment companies                              -           1,561,088           -             55,895,143
   Other                                               -               -              13,489             13,489
                                                  ----------       ---------       ---------        -----------
     Total general investments                       858,759       1,586,672       5,032,767         70,708,203
                                                  ----------       ---------       ---------        -----------
     Total non-interest-bearing
        cash, receivables, and
        general investments                        6,135,815       1,586,728       5,054,601         76,092,007

Employer-related investments - employer
   securities                                     83,677,634           -               1,656         83,679,290
                                                  ----------       ---------       ---------        -----------
     Assets available for plan
        benefits                                  89,813,449       1,586,728       5,056,257        159,771,297
                                                  ==========       =========       =========        ===========


See accompanying notes to financial statements.


                                        MERCANTILE BANCORPORATION INC.
                                HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

                               Statement of Assets Available for Plan Benefits

                                             December 31, 1994
                                                         Participant-Directed Funds
                                           ------------------------------------------------------
                                                            Growth &      Government        Money
                                           Balanced          Income       & Corporate       Market
                                             Fund             Fund         Bond Fund         Fund
                                             ----             ----         ---------         ----
Total non-interest-bearing cash          $    55,422           81,918         21,537          68,768

Receivables:
   Employer contributions                       -               -              -               -
   Income                                       1,019             834         29,231          44,594
                                         ------------      ----------      ---------       ---------
     Total receivables                          1,019             834         29,231          44,594
                                         ------------      ----------      ---------       ---------

General investments:
   Interest-bearing cash (including
     money market funds)                    1,808,201         877,111        394,852       8,606,164
   Certificates of deposit                      -               -              -             326,113
   Loans to participants                        -               -              -               -
   Value of interest in registered
     investment companies                  14,205,136      17,574,333      4,777,049           -
   Other                                                        -              -               -
                                         ------------      ----------      ---------       ---------
     Total general investments             16,013,337      18,451,444      5,171,901       8,932,277
                                         ------------      ----------      ---------       ---------
     Total non-interest-bearing cash,
        receivables, and general
        investments                        16,069,778      18,534,196      5,222,669       9,045,639

Employer-related investments - employer
   securities                                   -               -              -               -
                                         ------------      ----------      ---------       ---------
     Assets available for plan benefits  $ 16,069,778      18,534,196      5,222,669       9,045,639
                                         ============      ==========      =========       =========


                                                 Participant-
                                                   Directed
                                                    Funds           Non-Par
                                                 ------------      ticipant-
                                                   Emerging        Directed
                                                    Growth           Funds
                                                     Fund        (see note 8)        Total
                                                     ----        ------------        -----
Total non-interest-bearing cash                       25,966          69,900         323,511

Receivables:
   Employer contributions                              -           6,685,671       6,685,671
   Income                                                318         330,448         406,444
                                                   ---------      ----------      ----------
     Total receivables                                   318       7,016,119       7,092,115
                                                   ---------      ----------      ----------

General investments:
   Interest-bearing cash (including
     money market funds)                               -             207,001      11,893,329
   Certificates of deposit                             -               -             326,113
   Loans to participants                               -           3,287,533       3,287,533
   Value of interest in registered
     investment companies                          3,601,119           -          40,157,637
   Other                                               -              11,028          11,028
                                                   ---------      ----------      ----------
     Total general investments                     3,601,119       3,505,562      55,675,640
                                                   ---------      ----------      ----------
     Total non-interest-bearing cash,
        receivables, and general
        investments                                3,627,403      10,591,581      63,091,266

Employer-related investments - employer
   securities                                          -          36,726,313      36,726,313
                                                   ---------      ----------      ----------
     Assets available for plan benefits            3,627,403      47,317,894      99,817,579
                                                   =========      ==========      ==========


See accompanying notes to financial statements.



                                        MERCANTILE BANCORPORATION INC.
                                HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

                         Statement of Changes in Assets Available for Plan Benefits

                                       Year ended December 31, 1995
                                                                            Participant-Directed Funds
                                                         --------------------------------------------------------------
                                                                        Growth &      Government    Money      Emerging
                                                         Balanced        Income      & Corporate    Market      Growth
                                                           Fund           Fund        Bond Fund      Fund        Fund
                                                           ----           ----        ---------      ----        ----
Additions:
   Contributions - received or receivable from:
     Employers                                         $     -              -             -            -           -
     Participants                                        1,324,342      2,185,608       484,992      635,686   1,618,040
                                                       -----------     ----------     ---------   ----------  ----------
            Total contributions                          1,324,342      2,185,608       484,992      635,686   1,618,040
                                                       -----------     ----------     ---------   ----------  ----------
   Earnings on investments:
     Interest:
       Interest-bearing cash (including
         money market funds)                                 2,714          2,997         1,321      433,619       1,817
       Certificates of deposit                               -              -             -           12,311       -
       Loans to participants                                 -              -             -            -           -
                                                       -----------     ----------     ---------   ----------  ----------
            Total interest                                   2,714          2,997         1,321      445,930       1,817
                                                       -----------     ----------     ---------   ----------  ----------
     Dividends - common stock                                -              -             -            -           -
   Realized gain on sale of assets:
     Aggregate proceeds                                  4,154,710      3,875,953     1,856,737    3,303,852   3,316,824
     Aggregate carrying amount                          (4,154,710)    (3,875,953)   (1,856,737)  (3,302,713) (3,316,824)
                                                       -----------     ----------     ---------   ----------  ----------
            Total realized gain
               on sale of assets                             -              -             -            1,139       -
                                                       -----------     ----------     ---------   ----------  ----------
   Unrealized appreciation of assets                         -              -             -            -           -
   Net investment gain from pooled separate
     accounts                                                -              -             -            -           -
   Net investment gain from registered
     investment companies                                3,651,526      6,088,745       845,429        -         750,271
   Other income                                              1,779           (455)          105          771       2,945
                                                       -----------     ----------     ---------   ----------  ----------
            Total additions                              4,980,361      8,276,895     1,331,847    1,083,526   2,373,073
                                                       -----------     ----------     ---------   ----------  ----------
Deductions:
   Administrative expenses                                  21,528         28,323         7,430       12,820       7,320
   Benefit payment and payments to provide
     benefits directly to participants or
     beneficiaries                                         979,674      1,089,260       280,219    2,525,415     220,556
                                                       -----------     ----------     ---------   ----------  ----------
            Total deductions                             1,001,202      1,117,583       287,649    2,538,235     227,876
                                                       -----------     ----------     ---------   ----------  ----------
            Net increase (decrease) in assets
               available for plan benefits               3,979,159      7,159,312     1,044,198   (1,454,709)  2,145,197
Transfers to the Plan                                      391,022        460,163       282,448    1,452,149      61,200
Interfund transfers, net                                (2,579,772)    (1,591,737)     (545,609)    (358,329)    370,486
Assets available for plan benefits:
   Beginning of year                                    16,069,778     18,534,196     5,222,669    9,045,639   3,627,403
                                                       -----------     ----------     ---------   ----------  ----------
   End of year                                         $17,860,187     24,561,934     6,003,706    8,684,750   6,204,286
                                                       ===========     ==========     =========   ==========  ==========



                                                     Participant-Directed Funds
                                                     --------------------------
                                                                                    Non-Par-
                                                     Mercantile       Inter-        ticipant-
                                                       Stock         national       Directed
                                                       Fund            Fund          Funds
                                                   (see note 8)    (see note 8)   (see note 8)         Total
                                                   ------------    ------------   ------------         -----
Additions:
   Contributions - received or receivable from:
     Employers                                       9,027,516           -              -             9,027,516
     Participants                                    2,360,093         737,611          (514)         9,345,858
                                                    ----------       ---------     ----------       -----------
     Total contributions                            11,387,609         737,611          (514)        18,373,374
                                                    ----------       ---------     ----------       -----------
   Earnings on investments:
     Interest:
       Interest-bearing cash (including
         money market funds)                            34,341             879         31,485           509,173
       Certificates of deposit                           -               -              -                12,311
       Loans to participants                             -               -            460,630           460,630
                                                    ----------       ---------     ----------       -----------
     Total interest                                     34,341             879        492,115           982,114
                                                    ----------       ---------     ----------       -----------
     Dividends - common stock                        2,053,330           -                 10         2,053,340
   Realized gain on sale of assets:
     Aggregate proceeds                             29,251,879       1,539,169     30,747,237        78,046,361
     Aggregate carrying amount                     (28,566,824)     (1,539,169)   (30,610,936)      (77,223,866)
                                                    ----------       ---------     ----------       -----------
     Total realized gain
        on sale of assets                              685,055           -            136,301           822,495
                                                    ----------       ---------     ----------       -----------
   Unrealized appreciation of assets                19,889,038           -                405        19,889,443
   Net investment gain from pooled separate
     accounts                                            -               -              6,119             6,119
   Net investment gain from registered
     investment companies                                -             126,088          -            11,462,059
   Other income                                         33,990              60          -                39,195
                                                    ----------       ---------     ----------       -----------
     Total additions                                34,083,363         864,638        634,436        53,628,139
                                                    ----------       ---------     ----------       -----------
Deductions:
   Administrative expenses                             107,282           1,525          6,870           193,098
        Benefit payment and payments to provide
     benefits directly to participants or
     beneficiaries                                   6,156,865          32,333        306,631        11,590,953
                                                    ----------       ---------     ----------       -----------
     Total deductions                                6,264,147          33,858        313,501        11,784,051
                                                    ----------       ---------     ----------       -----------
     Net increase (decrease) in assets
        available for plan benefits                 27,819,216         830,780        320,935        41,844,088
Transfers to the Plan                               15,397,956          19,540         45,152        18,109,630
Interfund transfers, net                             2,849,298         736,408      1,119,255             -
Assets available for plan benefits:
   Beginning of year                                43,746,979           -          3,570,915        99,817,579
                                                    ----------       ---------     ----------       -----------
   End of year                                      89,813,449       1,586,728      5,056,257       159,771,297
                                                    ==========       =========     ==========       ===========

See accompanying notes to financial statements.


                                        MERCANTILE BANCORPORATION INC.
                                HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST


                                 Statement of Changes in Assets Available
                                            for Plan Benefits

                                        Year ended December 31, 1994
                                                                         Participant-Directed Funds
                                                            ----------------------------------------------------
                                                                             Growth &       Government     Money
                                                            Balanced          Income        & Corporate    Market
                                                              Fund             Fund          Bond Fund      Fund
                                                              ----             ----          ---------      ----
Additions:
   Contributions - received or receivable from:
     Employers                                            $     -                -               -            -
     Participants                                           1,487,613        2,142,213         691,322      695,601
                                                          -----------       ----------       ---------    ---------
            Total contributions                             1,487,613        2,142,213         691,322      695,601
                                                          -----------       ----------       ---------    ---------
   Earnings on investments:
     Interest:
       Interest-bearing cash (including
         money market funds)                                    2,653            3,456           1,442      265,034
       Certificates of deposit                                  -                -               -           22,418
       U.S. government securities                               -                -               -            7,036
       Corporate debt instruments                               -                -               -           26,176
                                                          -----------       ----------       ---------    ---------
            Total interest                                      2,653            3,456           1,442      320,664
                                                          -----------       ----------       ---------    ---------
     Dividends - common stock                                   -                -               -            -
   Realized gain (loss) on sale of assets:
     Aggregate proceeds                                     5,542,568        4,360,540       3,046,717    5,849,473
     Aggregate carrying amount                             (5,542,568)      (4,360,540)     (3,046,717)  (5,870,733)
                                                          -----------       ----------       ---------    ---------
            Total realized gain
               (loss) on sale of assets                         -                -               -          (21,260)
                                                          -----------       ----------       ---------    ---------
   Unrealized appreciation (depreciation)
     of assets                                                  -                -               -            2,736
   Net investment gain (loss) from registered
     investment companies                                    (362,783)         (79,750)       (137,455)       -
   Other income                                                 1,745            7,371             624      (6,759)
                                                          -----------       ----------       ---------    ---------
            Total additions                                 1,129,228        2,073,290         555,933      990,982
                                                          -----------       ----------       ---------    ---------
Deductions:
   Administrative expenses                                      -                -               -            -
   Benefit payment and payments to provide
     benefits directly to participants or
     beneficiaries                                          1,383,617        1,352,993         546,367    1,847,253
                                                          -----------       ----------       ---------    ---------
            Total deductions                                1,383,617        1,352,993         546,367    1,847,253
                                                          -----------       ----------       ---------    ---------
            Net increase (decrease) in assets
               available for plan benefits                   (254,389)         720,297           9,566     (856,271)
Transfers to the Plan                                       1,036,906        1,293,766         882,612    2,628,243
Interfund transfers, net                                   (1,320,225)        (394,395)       (589,668)    (454,441)
Assets available for plan benefits:
   Beginning of year                                       16,607,486       16,914,528       4,920,159    7,728,108
                                                          -----------       ----------       ---------    ---------
   End of year
                                                          $16,069,778       18,534,196       5,222,669    9,045,639
                                                          ===========       ==========       =========    =========

                                                                  Participant-
                                                                    Directed
                                                                     Funds            Non-Par-
                                                                  -----------        ticipant-
                                                                    Emerging          Directed
                                                                     Growth            Funds
                                                                      Fund          (see note 8)       Total
                                                                      ----          ------------       -----
Additions:
   Contributions - received or receivable from:
     Employers                                                         -              7,906,492       7,906,492
     Participants                                                  1,007,435              -           6,024,184
                                                                   ---------         ----------      ----------
            Total contributions                                    1,007,435          7,906,492      13,930,676
                                                                   ---------         ----------      ----------
   Earnings on investments:
     Interest:
       Interest-bearing cash (including
         money market funds)                                           2,638             29,769         304,992
       Certificates of deposit                                         -                  -              22,418
       U.S. government securities                                      -                  -               7,036
       Corporate debt instruments                                      -                  -              26,176
                                                                   ---------         ----------      ----------
            Total interest                                             2,638             29,769         360,622
                                                                   ---------         ----------      ----------
     Dividends - common stock                                          -              1,276,389       1,276,389
   Realized gain (loss) on sale of assets:
     Aggregate proceeds                                            3,860,201         35,693,041      58,352,540
     Aggregate carrying amount)                                   (3,860,201)       (34,949,212)    (57,629,971)
                                                                   ---------         ----------      ----------
            Total realized gain
               (loss) on sale of assets)                               -                743,829         722,569
                                                                   ---------         ----------      ----------
   Unrealized appreciation (depreciation)
     of assets                                                         -                (82,652)        (79,916)
   Net investment gain (loss) from registered
     investment companies                                            156,119              -            (423,869)
   Other income)                                                          54             12,743          15,778
                                                                   ---------         ----------      ----------
            Total additions                                        1,166,246          9,886,570      15,802,249
                                                                   ---------         ----------      ----------
Deductions:
   Administrative expenses                                             -                 56,388          56,388
   Benefit payment and payments to provide
     benefits directly to participants or
     beneficiaries                                                   227,086          3,677,883       9,035,199
                                                                   ---------         ----------      ----------
            Total deductions                                         227,086          3,734,271       9,091,587
                                                                   ---------         ----------      ----------
            Net increase (decrease) in assets
               available for plan benefits)                          939,160          6,152,299       6,710,662
Transfers to the Plan                                                884,123          2,623,748       9,349,398
Interfund transfers, net)                                          1,804,120            954,609           -
Assets available for plan benefits:
   Beginning of year                                                   -             37,587,238      83,757,519
                                                                   ---------         ----------      ----------
   End of year                                                     3,627,403         47,317,894      99,817,579
                                                                   =========         ==========      ==========
See accompanying notes to financial statements.

                         MERCANTILE BANCORPORATION INC.
                 HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

                         Notes to Financial Statements

                           December 31, 1995 and 1994


(1)   Description of the Plan
      -----------------------
      The following description of the Plan provides only general information. Interested parties should refer to the plan agreement for a more complete description of the Plan's provisions.

        General
        -------
        The Plan, which was adopted in 1969, is a defined contribution plan which covers all employees of Mercantile Bancorporation Inc. and subsidiaries (Mercantile) who have completed one year of service. The Plan is subject to the provisions of ERISA and structured to incorporate the provisions available under
          Section 401(k) of the Internal Revenue Code, which allows member and sponsor contributions to be excluded from federal and state income taxation within certain prescribed limits. The Plan Adminis-trator, appointed by the Board of Directors, manages and directs the operation of the Plan.

        At December 31, 1995, there were 6,231 participants in one or more of the following plan funds:

                                                                  Number of
                      Fund                                      participants
                      ----                                      ------------
          Balanced Fund                                            2,875
          Growth & Income Fund                                     3,682
          Government & Corporate Bond Fund                         1,840
          Money Market Fund                                        1,839
          Emerging Growth Fund                                     1,460
          Mercantile Stock Fund                                    5,906
          International Fund                                       1,422
                                                                   =====

        Contributions
        -------------
        Participants may contribute 1% to 15% of their annual compensation
          (subject to federal limits) and may elect to have their contribution invested in the following separate investment funds within the Plan:

          * Balanced Fund, which invests in the Arch Balanced Portfolio. The Arch Balanced Portfolio is a mutual fund that invests in fixed-income securities and equity securities.

          * Growth & Income Fund, which invests in the Arch Growth and Income Equity Portfolio. The Arch Growth and Income Equity Portfolio is a mutual fund that primarily invests in broadly diversified equity securities.

          * Government & Corporate Bond Fund, which invests in the Arch Government and Corporate Bond Portfolio. The Arch
             Government and Corporate Bond Portfolio is a mutual fund that primarily invests in debt obligations with maturity dates of one year or more.





                                                                    (Continued)

                         MERCANTILE BANCORPORATION INC.
                 HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

                         Notes to Financial Statements


          * Money Market Fund, which invests in the Arch Money Market Portfolio Trust Shares. The Arch Money Market Portfolio Trust Shares is a mutual fund that primarily invests in fixed income obligations with maturity dates of less than one year.

          * Emerging Growth Fund, which invests in the Arch Emerging Growth Portfolio. The Arch Emerging Growth Portfolio is a mutual fund that invests in common stocks of emerging or established small-to-medium-sized companies.

          * Mercantile Stock Fund, which invests in the stock of Mercantile Bancorporation Inc.

          * International Fund, which invests in the Arch International Equity Portfolio. The Arch International Equity Portfolio is a mutual fund that invests in a diversified portfolio of international stocks.


        Mercantile's contribution has both a matching and incentive component.
          As a matching component, Mercantile contributes 50% of a participant's contribution up to a maximum employer contribution equal to 3% of a participant's salary. Mercantile's incentive contribution is based on a formula using a return-on-assets ratio. Incentive contributions cannot exceed 6% of the total compensation paid to participants during a plan year. Both the matching and the incentive contributions are invested in Mercantile Bancorporation Inc. common stock.

        Participant Accounts
        --------------------
        Each participant account is credited with the participant's contribution and an allocation of employer contributions and plan earnings.

        Non-Participant-Directed Funds
        ------------------------------
        Included in non-participant-directed funds are a Loan Fund, Insurance
          Fund, Central Mortgage Temporary Fund, Wedge Temporary Fund, and Suspense Fund. The Loan Fund allows participating employees to borrow money, within specified limits, in the form of interest-bearing promissory notes from the Plan to be repaid over a period not to exceed five years for general loans or 10 years for mortgage loans. The Insurance Fund relates only to certain employees who were merged into the Plan via acquisition activity. The Insurance Fund provides for the payment of a participant's life insurance premiums via pre-tax contributions. The Central Mortgage and Wedge Temporary Funds represent suspense funds utilized to capture and distribute transfers from the plans merged into the Plan in the current year. Participant withdrawals are paid from the Suspense Fund which receives cash from the various funds as payments are approved.

        Vesting
        -------
        Participants are fully vested in their account balances.




                                                                    (Continued)

                         MERCANTILE BANCORPORATION INC.
                 HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

                         Notes to Financial Statements




        Benefit Payments
        ----------------
        Upon termination of employment, participants shall be paid the balance of their account in a lump sum or installments in accordance with plan provisions over a period not to exceed 10 years.

(2)   Summary of Significant Accounting Policies
      ------------------------------------------

      Basis of Accounting
      -------------------
      The accompanying financial statements have been prepared on an accrual basis and present the assets available for plan benefits and changes in those assets. Management is required to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

      Valuation of Investments
      ------------------------
      Marketable securities are stated at fair value. Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the plan year. Investments traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the average of the last reported bid and ask prices.

      Interest in registered investment companies represents units of participation in Arch mutual funds. The fair value of units of Arch mutual funds is the value of the last business day of the year provided by Winsbury Company. The administrator of the Arch Fund, Inc.

      Interest-bearing cash represents units of participation in the Arch
        Money Market Portfolio Trust Shares. The fair value of units of the Arch Money Market Portfolio Trust Shares is the value on the last business day of the year provided by The Winsbury Company, the administrator of the Arch Fund Inc.

      Investment Transactions
      -----------------------
      Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). The realized gains or losses on investments are determined principally using the average cost of the individual security issue as a basis. Average cost is based on the market value of the security at the beginning of the year and the acquisition cost of any purchases made during the year.

      Costs of Plan Administration
      ----------------------------
      Fees and expenses incurred by the Trustee and the Plan's management in the administration of the Plan are paid by Mercantile and from plan assets. Expenses solely attributable to the investment of plan funds shall be paid by plan assets.






                                                                    (Continued)

               MERCANTILE BANCORPORATION INC.
        HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

               Notes to Financial Statements

(3)  Investments
     -----------
      Except for contracts held by an insurance company, the Plan's investments are maintained in a trust fund managed by the Trustee on behalf of the Plan. During 1995 and 1994, the Plan's investments, exclusive of investments in registered investment companies, appreciated (depreciated) in fair value as follows:

                                                         Net appreciation
                                                      (depreciation) in fair
                                                         value during year
                                                         -----------------
                                                     Realized      Unrealized
                                                     --------      ----------
        Year ended December 31, 1995:
           Notes, bonds, and debentures              $   1,139         -
           Common stocks                               821,356     19,889,443
                                                     ---------     ----------
                                                     $ 822,495     19,889,443
                                                     =========     ==========

        Year ended December 31, 1994:
           Notes, bonds, and debentures                (21,260)         2,736
           Common stocks                               743,829        (82,652)
                                                     ---------     ----------
                                                     $ 722,569        (79,916)
                                                     =========     ==========

      The following table presents the fair value of investments at December
        31, 1995 and 1994. Investments that represent 5% or more of the Plan's assets are denoted with an asterisk:

                                                                                             1995
                                                                   -----------------------------------------------------
                                                                   Number of                 Unit/                 Total
                                                                    units/                   share                 fair
                                                                    shares                   value                 value
                                                                    ------                   -----                 -----
      Investments at fair value:
         Arch Money Market Portfolio Trust Shares                 9,906,616                $  1.000           $   9,906,616<F*>
         Arch International Equity Portfolio                        143,088                  10.910               1,561,089
         Arch Emerging Growth Portfolio                             509,146                  12.070               6,145,390
         Arch Government and Corporate Bond Portfolio               559,371                  10.610               5,934,925
         Arch Balanced Portfolio                                  1,577,472                  11.290              17,809,661<F*>
         Arch Growth and Income Equity Portfolio                  1,564,922                  15.620              24,444,078<F*>
         Mercantile Bancorporation Inc. Common Stock              1,819,079                  46.000              83,677,634<F*>
         Certificates of deposit                                    116,031                   1.000                 116,031
         Common Equitable Companies Inc.
           Corporate Stock                                               69                  24.000                   1,656
         Equitable Life Insurance                                   150,024                    .090                  13,489
                                                                                                              -------------
                                                                                                                149,610,569
      Other investments:
         Loans to participants                                    4,776,924                   1.000                4,776,92
                                                                  ---------                --------           -------------
                                                                                                              $ 154,387,493
                                                                                                              =============

                                                                    (Continued)

               MERCANTILE BANCORPORATION INC.
        HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

               Notes to Financial Statements

                                                                                             1994
                                                                  ------------------------------------------------------
                                                                  Number of                  Unit/                 Total
                                                                   units/                    share                 fair
                                                                   shares                    value                 value
                                                                   ------                    -----                 -----
      Investments at fair value:
         Arch Money Market Portfolio Trust Shares                11,893,329               $   1.000            $ 11,893,329<F*>
         Arch International Equity Portfolio                          -                         -                     -
         Arch Emerging Growth Portfolio                             320,955                  11.220               3,601,119
         Arch Government and Corporate Bond Portfolio               494,007                   9.670               4,777,049
         Arch Balanced Portfolio                                  1,484,340                   9.570              14,205,136<F*>
         Arch Growth and Income Equity Portfolio                  1,400,345                  12.550              17,574,333<F*>
         Mercantile Bancorporation Inc. Common Stock              1,175,242                  31.250              36,726,313<F*>
         Certificates of deposit                                    326,113                   1.000                 326,113
         Common Equitable Companies Inc.
           Corporate Stock                                               69                  18.116                   1,250
         Equitable Life Insurance                                         4                2444.500                   9,778
                                                                                                               ------------
                                                                                                                 89,114,420
      Other investments:
         Loans to participants                                    3,287,533                   1.000                3,287,53
                                                                 ----------               ---------            ------------
                                                                                                               $ 92,401,953
                                                                                                               ============

(4)  Summary of Assets Available for Plan Benefits
     ---------------------------------------------
     Assets available for plan benefits are comprised of the following:

                                                    1995           1994
                                                    ----           ----
Assets available for benefit claims
   currently payable:
     Balanced Fund                            $         893        232,648
     Growth & Income Fund                             2,408         87,461
     Government & Corporate Bond Fund                   725         14,058
     Money Market Fund                                  908        139,533
     Emerging Growth Fund                               118          5,968
     Mercantile Stock Fund                          191,738          -
     International Fund                               -              -
     Non-Participant-Directed Funds                   -          1,073,910
                                              -------------     ----------
                                                    196,790      1,553,578
                                              -------------     ----------
Assets available for future benefit
   claims:
     Balanced Fund                               17,859,294     15,837,130
     Growth & Income Fund                        24,559,526     18,446,735
     Government & Corporate Bond Fund             6,002,981      5,208,611
     Money Market Fund                            8,683,842      8,906,106
     Emerging Growth Fund                         6,204,168      3,621,435
     Mercantile Stock Fund                       89,621,711          -
     International Fund                           1,586,728          -
     Non-Participant-Directed Funds               5,056,257     46,243,984
                                              -------------     ----------
                                                159,574,507     98,264,001
                                              -------------     ----------
         Assets available for plan benefits   $ 159,771,297     99,817,579
                                              =============     ==========

                                                                    (Continued)

               MERCANTILE BANCORPORATION INC.
        HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

               Notes to Financial Statements

     For regulatory reporting under Form 5500, benefit claims currently payable are categorized as a liability with a corresponding reduction of assets available for plan benefits.

(5)  Transfers to the Plan
     ---------------------
     During 1995, Mercantile acquired Wedge Bank and Central Mortgage
       Bancshares, Inc. In connection with these acquisitions, the Wedge Group of Community Banks 401(k) Plan (Wedge Plan) merged into the Plan effective July 1, 1995. The fair value of the Wedge Plan assets transferred into the Plan was $1,682,112. The Central Mortgage Bancshares, Inc. Employee Stock Ownership Plan (Central Mortgage Plan) was merged into the Plan effective July 1, 1995. The fair value of the Central Mortgage Plan assets transferred into the Plan was $16,427,518. All assets transferred into the Plan are reflected within transfers to the Plan.

     During 1994, Mercantile acquired Mt. Vernon Bancorp, Inc., United
       Postal Bancorp, Inc., and Metro Bancorporation. In connection with these acquisitions, the Mt. Vernon Bancorp Inc. Profit Sharing and Thrift (Mt. Vernon Plan) merged into the Plan effective July 1, 1994. The fair value of the Mt. Vernon Plan assets transferred to the Plan was $1,066,302. The United Postal Savings Investment Plan (United Postal Plan) and the Metro Bancorporation Thrift Plan (Metro Plan) were merged into the Plan effective July 1, 1994. The fair value of the United Postal Plan's and Metro Plan's assets transferred to the Plan were $4,600,074 and $3,683,022, respectively. All assets transferred into the Plan are reflected within transfers to the Plan.

(6)  Income Tax Status
     -----------------
     The Plan Administrator has received a favorable tax determination letter from the Internal Revenue Service dated August 14, 1986 which indicates that the Plan and its underlying trust qualify under the applicable provisions of the Internal Revenue Code and, therefore, are exempt from federal income taxes.

     The Plan has been amended since receiving the latest determination letter. It is the opinion of the Plan Administrator that the Plan either (a) continues to satisfy the qualification requirements for tax exemption under the applicable provisions of the Code, or (b) can be further amended, retroactively, to continue its tax-qualified status without interruption since the date of the last determination letter.

(7)  Plan Termination
     ----------------
     While Mercantile has not expressed any intent to terminate the Plan or discontinue contributions, it may do so at any time, subject to the provision set forth in ERISA. Upon a complete or partial termination of the Plan, any participant who is then an employee would become 100% vested in all amounts held in the Trust.

(8)  Plan Amendments
     ---------------
     Effective January 1, 1995 the plan document was restated to reflect certain changes made to the Plan. Included in the restatement was a change in Plan name from Savings and Incentive Plan and Trust to Horizon Investment and

                                                                   (Continued)

       Savings Plan and Trust, change of the allowable employee contribution range from 2% through 10% to 1% through 15%, increase in the employer contribution match from 25% to 50%, change of the return on assets requirements for an incentive contribution (referred to as a discretionary match), requirement of employee contributions to be eligible for the discretionary match addition of the International Fund, and change of the stock fund from a nonparticipant directed fund to a participant directed fund.

(9)  Subsequent Events (Unaudited)
     -----------------------------
     In May 1995, TCBankshares, Inc. merged with Mercantile. In connection with the merger, the TCBankshares, Inc. 401K Profit Sharing Plan (TCBankshares Plan) merged into the Plan effective January 1,
       1996. The fair value of the TCBankshares Plan's assets was approximately $2,191,000 at December 31, 1995.

     In July 1995, Plains Spirit Financial Corporation merged with
       Mercantile. In connection with the merger, the First Federal Savings Bank of Iowa Retirement Savings Plan (Plains Spirit Plan) merged into the Plan effective January 1, 1996. The fair value of the Plains Spirit Plan's assets was approximately $4,859,000 at December 31, 1995.

     In August 1995, Southwest Bancshares, Inc. merged with Mercantile. In connection with the merger, the Southwest Bancshares, Inc. 401(k) Plan (Southwest Plan) merged into the Plan effective January 1, 1996. The fair value of the Southwest Plan's assets was approximately $651,000 at December 31, 1995.

     In January 1996, Hawkeye Bancorporation merged with Mercantile. In connection with the merger, the Hawkeye Bank Corporation Employees 401(k) Savings Trust and the Hawkeye Bank Corporation Employees Employee Stock Ownership Plan (Hawkeye Plans) will be merged into the Plan effective July 1, 1996. The fair value of the Hawkeye Plans' assets was approximately $24,300,000 at May 31, 1996.

     In January 1996, First Sterling Bancorp, Inc. merged with Mercantile.
       In connection with the merger, the First National Bank of Sterling Rock Falls Savings and Retirement Plan (First Sterling Plan) will be merged into the Plan effective July 1, 1996. The fair value of the First Sterling Plan's assets was approximately $1,970,000 at May 31, 1996.

     In February 1996, Security Bank of Conway, F.S.B. merged with
       Mercantile. In connection with the merger, the Security Bank of Conway Profit Sharing Plan (Conway Plan) merged into the Plan effective March 1, 1996. The fair value of the Conway Plan's assets was approximately $355,000 at February 29, 1996.

     In March 1996, Metro Savings Bank, F.S.B. merged with Mercantile. In connection with the merger, the Metro Savings Bank F.S.B. Profit Sharing Plan and the Metro Savings Bank F.S.B. Employee Stock Ownership Plan (Metro Plans) will be merged into the Plan effective July 1, 1996. The fair value of the Metro Plans' assets was approximately $2,500,000 at May 31, 1996.

                                                                     Schedule 1
                                                                     ----------
               MERCANTILE BANCORPORATION INC.
        HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

  Item 27a - Schedule of Assets Held for Investment Purposes

                     December 31, 1995

       Principal                                                                                Current
        amount                Description                                    Cost                value
        ------                -----------                                    ----                -----
                     Cash equivalents:
     $ 9,906,616        Arch Money Market Portfolio Trust
                          Shares<F*>                                   $   9,906,616            9,906,616
         116,031        Certificates of deposit                              116,031              116,031
     ===========                                                       -------------          -----------
                                                                          10,022,647           10,022,647
                                                                       -------------          -----------
                     Loans to participants - general purpose
                        and residential loans (interest rates
       4,776,924        range from 10% to 10.5%)                           4,776,924            4,776,924
     ===========

        Units
        -----
                     Registered investment companies:
         143,088        Arch International Equity Portfolio<F*>            1,437,094            1,561,089
         509,146        Arch Emerging Growth Portfolio<F*>                 6,030,396            6,145,390
         559,371        Arch Government and Corporate Bond
                          Portfolio<F*>                                    5,719,195            5,934,925
       1,577,472        Arch Balanced Portfolio<F*>                       16,113,101           17,809,661
       1,564,922        Arch Growth and Income Equity
     ===========          Portfolio<F*>                                   21,514,721           24,444,078
                                                                       -------------          -----------
                                                                          50,814,507           55,895,143
                                                                       -------------          -----------
        Shares
        ------
                     Employer-related companies -
       1,819,079        Mercantile Bancorporation Inc.                    53,277,164           83,677,634
     ===========
                        Common Stock<F*>

                     Corporate stocks -
              69        Common Equitable Companies Inc.                          621                1,656
     ===========

         Units
         -----
                     Miscellaneous assets -
         150,024        Equitable Life Insurance                               7,370               13,489
     ===========                                                       -------------          -----------
                             Total assets held for
                                investment purposes                    $ 118,899,233          154,387,493
                                                                       =============          ===========

<F*>Represents allowable party-in-interest transactions.

See accompanying independent auditors' report.

                                        MERCANTILE BANCORPORATION INC.
                                HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

                                Item 27d - Schedule of Reportable Transactions

                                        Year ended December 31, 1995

                                                                                                                Schedule 2
                                                                                                                ----------
                                                                   Number                      Number
    Identity of                                                      of         Purchase         of      Selling      Lease
   party involved                 Description of transaction      purchases      price         sales      price       rental
   --------------                 --------------------------      ---------      -----         -----      -----       ------
Arch Money Market               Purchases and sales of units
   Portfolio Trust                 of the Arch Money Market
   Shares                          Portfolio Trust Shares<F*>        888      $ 49,004,573      735   $ 51,002,202      -

MTC Master Money Market         Purchases and sales of units of
   Account                         the MTC Master Money Market
                                   Account                             1         6,410,994        1      6,410,994      -

Mercantile Bancorpora-          Purchases and sales of shares
   tion Inc.                       of Mercantile Bancorporation
                                   Inc. common stock<F*>              28        15,720,466        1          4,161      -

Arch Balanced Portfolio         Purchases and sales of shares
                                   of the Arch Balanced
                                   Portfolio shares<F*>               16         2,142,990       19      1,077,000      -

Arch Emerging Growth            Purchases and sales of units
   Portfolio                       of the Arch Emerging Growth
                                   Portfolio<F*>                      29         2,640,778       12        356,000      -

Arch Government and
   Corporate Bond               Purchases and sales of units
   Portfolio                       of the Arch Government and
                                   Corporate Bond Portfolio<F*>       26         1,234,081       14        584,000      -

Arch International Equity       Purchases and sales of units of
   Portfolio shares                the Arch International Equity
                                   Portfolio<F*>                      33         1,466,000        4         31,000      -

Arch Growth and Income          Purchases and sales of units
   Equity Portfolio                of the Arch Growth and Income
                                   Equity Portfolio<F*>               19         3,438,517       16        949,000      -
                                                                     ===      ============      ===   ============     ===

                                                                         Expense                    Current
                                                                        incurred                    value on         Net
                                                                          with         Cost          trans-          gain
    Identity of                                                          trans-         of           action           or
   party involved               Description of transaction               action       assets          date          (loss)
   --------------               --------------------------               ------       ------          ----          ------
Arch Money Market               Purchases and sales of units
   Portfolio Trust                 of the Arch Money Market
   Shares                          Portfolio Trust Shares<F*>                -      51,002,202     57,002,202          -

MTC Master Money Market         Purchases and sales of units of
   Account                         the MTC Master Money Market
                                   Account                                   -       6,410,994      6,410,994          -

Mercantile Bancorpora-          Purchases and sales of shares
   tion Inc.                       of Mercantile Bancorporation
                                   Inc. common stock<F*>                  17,679         3,167          4,161          994

Arch Balanced Portfolio         Purchases and sales of shares
                                   of the Arch Balanced
                                   Portfolio shares<F*>                      -         966,305      1,077,000      110,695

Arch Emerging Growth            Purchases and sales of units
   Portfolio                       of the Arch Emerging Growth
                                   Portfolio<F*>                             -         314,645        356,000       41,355

Arch Government and
   Corporate Bond               Purchases and sales of units
   Portfolio                       of the Arch Government and
                                   Corporate Bond Portfolio<F*>              -         551,612        584,000       32,388

Arch International Equity       Purchases and sales of units of
   Portfolio shares                the Arch International Equity
                                   Portfolio<F*>                             -          28,907         31,000        2,093

Arch Growth and Income          Purchases and sales of units
   Equity Portfolio                of the Arch Growth and Income
                                   Equity Portfolio<F*>                      -         792,712        949,000      156,288
                                                                          ======    ==========     ==========      =======

Note:  Schedule includes individually reportable transactions.

<F*>Represents allowable party-in-interest transactions.

See accompanying independent auditors' report.